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                                                                    EXHIBIT 10.2



                                                                  Execution Copy

                ASSIGNMENT AND ASSUMPTION AGREEMENT RELATING TO
                      STOCK PURCHASE AND MERGER AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made and entered into this 4th day of September, 1997, by and between Mid-America Dairymen, Inc., a Kansas corporative marketing association ("Assignor"), and Southern Foods Group, L.P., a Delaware limited partnership ("Assignee").

         WHEREAS, Assignor desires to assign to Assignee certain of Assignor's rights and obligations under that certain Stock Purchase and Merger Agreement (the "Purchase Agreement") dated as of May 22, 1997, among Assignor, Borden/Meadow Gold Dairies Holdings, Inc, ("Holdings"), BDH Two, Inc. and Borden, Inc. (collectively, "Borden"), relating to the proposed license of certain trademarks from Borden to Assignor; and

         WHEREAS, Assignee desires to assume such rights and obligations of Assignor under the Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements, covenants and undertakings of the parties herein contained, it is agreed as follows:

         1. ASSIGNMENT. Effective 2:00 p.m. on September 4, 1997 (the "Effective Time"), Assignor hereby assigns to Assignee (the "Assignment") all of Assignor's right, title and interest under the Purchase Agreement with respect to the Trademark License Agreement as defined in, and attached as Exhibit B to, the Purchase Agreement (as amended, the "Borden Trademark License Agreement").

         2. ASSUMPTION. As of the Effective Time, Assignee hereby accepts the assignment of such right, title and interest with respect to the Borden Trademark License Agreement and agrees to assume all obligations relating thereto (the "Assumption"). As part of the Assumption, Assignee hereby (i) agrees to execute the Borden Trademark License Agreement at the Closing of the Purchase Agreement, (ii) assumes and agrees to pay, perform and discharge the duties of the Assignor under the Borden Trademark License Agreement, when and as the same become due, including, but not limited to, payment to Borden on behalf of Assignor of a portion of the consideration due to Borden under the Purchase Agreement, which payment shall be equal to $55,000,000, the appraised fair value of the trademarks assigned under the Borden Trademark License Agreement as determined by an independent appraisal of such marks obtained by Assignor in connection with the transactions contemplated by the Purchase Agreement (the "Partial Payment of the Purchase Price").

         3. COVENANTS. In connection with the Assignment and Assumption, Assignee hereby agrees to:


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         (a)     at the Closing of the Purchase Agreement, execute the Meadow
                 Gold Trademark License Agreement as defined in, and attached as Exhibit D to, the Purchase Agreement;

         (b) execute the Milk Products Sublicense Agreement in the form attached hereto as EXHIBIT A; and

         (c) execute the Milk Products Trademark License Agreement in the form attached hereto as EXHIBIT B.

         4.      ACKNOWLEDGMENT PURSUANT TO PURCHASE AGREEMENT. Pursuant to
Section 9.6 of the Purchase Agreement, Assignor and Assignee hereby agree with Borden as follows:

         (a) Assignee hereby agrees to be bound by, and to comply with, all of Assignor's obligations under the Purchase Agreement relating to, or arising out of, the execution of the Borden Trademark License Agreement; and

         (b) Assignor hereby agrees that this Agreement shall not relieve Assignor of any of its obligations under the Purchase Agreement, and that Assignor shall be bound by the Borden Trademark License Agreement and obligated to Borden under the Borden Trademark License Agreement as if it were Licensee under the Borden Trademark License Agreement.

         5. BINDING. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns.

         6. GOVERNING LAW. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

                                     ASSIGNOR:

                                     MID-AMERICA DAIRYMEN, INC.



                                     By: /s/ GERALD L. BOS
                                         --------------------------------------
                                         Gerald L. Bos,
                                         Corporate Vice President - Finance


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                                 ASSIGNEE:

                                 SOUTHERN FOODS GROUP, L.P.
                                 BY SFG MANAGEMENT LIMITED
                                 LIABILITY COMPANY, ITS GENERAL
                                 PARTNER

                                 BY: /s/ PATRICK K. FORD
                                    --------------------------------------------
                                      Patrick K. Ford, Assistant Secretary

Pursuant to Section 9.6 of the Purchase Agreement, Borden, Inc., BDH Two, Inc., and Holdings execute this Agreement for the limited purpose of consenting (the "Consent") to this Agreement and the other terms and conditions set forth herein. This Consent shall include, but not be limited to, (i) consent to the substitution of Assignee as the Licensee under the Borden Trademark License Agreement, and (ii) consent to the receipt of the Partial Payment of the Purchase Price from the Assignee which shall be applied toward the Assignor's obligations under the Purchase Agreement.



BORDEN, INC.

By: /s/ R.R. HALSEY
   ----------------------------------
Name: R.R. Halsey
     --------------------------------
Its: VP - Corporate Development
    ---------------------------------



BDH TWO, INC.

By: /s/ R.R. HALSEY
   ----------------------------------
Name: R.R. Halsey
     --------------------------------
Its: Attorney in Fact
    ---------------------------------



BORDEN/MEADOW GOLD DAIRIES HOLDINGS, INC.


By: /s/ ANTHONY R. WARD
   ----------------------------------
Name: Anthony R. Ward
     --------------------------------
Its: President/CEO
    ---------------------------------



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